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                                                                    EXHIBIT 99.1

                         [Citigate Sard Verbinnen Logo]

NEWS

FOR IMMEDIATE RELEASE       Contact: Paul Caminiti/Brandy Bergman/Carrie Bloom
                                     Citigate Sard Verbinnen
                                     212/687 - 8080


           VECTOR GROUP REPORTS SECOND QUARTER 2003 FINANCIAL RESULTS


         MIAMI, FL, AUGUST 14, 2003 -- Vector Group Ltd. (NYSE: VGR) today announced financial results for the second quarter ended June 30, 2003.

         Second quarter 2003 revenues were $131.2 million, compared to revenues of $140.1 million in the second quarter of 2002. The Company recorded operating income of $0.8 million in the 2003 second quarter, compared to an operating loss of $4.8 million in the second quarter of 2002. Net loss for the 2003 second quarter was $4.9 million, or $0.13 per diluted common share, compared to a net loss of $3.3 million, or $0.10 per diluted common share, in the 2002 second quarter.

         For the six months ended June 30, 2003, revenues were $264.3 million, compared to $237.2 million for the first six months of 2002. The Company recorded operating income of $0.6 million for the 2003 six-month period, compared to an operating loss of $19.9 million for the 2002 period. Net loss for the 2003 six-month period was $9.8 million, or $0.27 per diluted common share, compared to a net loss of $15.2 million, or $0.44 per diluted common share, for the 2002 period.

         For the three and six months ended June 30, 2003, the Company's conventional cigarette business, which includes Liggett Group cigarettes and USA brand cigarettes, had revenues of $120.8 million and $245.7 million, respectively, compared to $138.7 million and $232.8 million for the three and six months ended June 30, 2002. Operating income was $27.6 million for the second quarter of 2003 and $57.8 million for the first six months of 2003, compared to $24.9 million and $43.4 million for the three and six months ended June 30, 2002, respectively. The results for the six months ended June 30, 2002 included

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a pre-tax restructuring charge of $3.5 million recognized in the first quarter of 2002.

CONFERENCE CALL TO DISCUSS SECOND QUARTER 2003 RESULTS

         As previously announced, the Company will host a conference call and webcast on Friday, August 15, 2003 at 11:00 A.M. (EDT) to discuss second quarter 2003 results. Investors can access the call by dialing 877-692-2590 or via live webcast at WWW.VCALL.COM

         A replay of the call will also be available shortly after the call ends on August 15, 2003 through August 22, 2003. To access the replay, dial 877-519-4471 and enter 4086725 as the conference ID number. The archived webcast will also be available at WWW.VCALL.COM for 30 days.

         Vector Group is a holding company that indirectly owns Liggett Group Inc., Vector Tobacco Inc. and a controlling interest in New Valley Corporation. Additional information concerning the company is available on the company's website, www.VectorGroupLtd.com.

                            [Financial Table Follows]

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                       VECTOR GROUP LTD. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)




                                                                         Three Months Ended               Six Months Ended
                                                                    -----------------------------    ------------------------------
                                                                      June 30,         June 30,         June 30,         June 30,
                                                                        2003             2002             2003             2002
                                                                    ------------     ------------     ------------     ------------
Revenues:
    Tobacco* ...................................................    $    129,400     $    139,813     $    260,743     $    236,571
    Real estate leasing ........................................           1,777              237            3,576              661
                                                                    ------------     ------------     ------------     ------------
      Total revenues ...........................................         131,177          140,050          264,319          237,232

Expenses:
    Cost of goods sold* ........................................          86,010          100,873          169,801          161,875
    Operating, selling, administrative and general expenses ....          44,344           44,021           93,895           96,060
    Settlement charges .........................................              --               --               --             (807)
                                                                    ------------     ------------     ------------     ------------
      Operating income (loss) ..................................             823           (4,844)             623          (19,896)

Other income (expenses):
    Interest and dividend income ...............................           1,127            2,581            2,572            5,401
    Interest expense ...........................................          (8,516)          (6,920)         (15,665)         (12,305)
    Gain on investments, net ...................................             332               68              270            1,389
    Gain on sale of assets .....................................              --            9,028               --            8,684
    Equity loss from non-consolidated New Valley real
      estate businesses ........................................            (174)              --             (891)              --
    Other, net .................................................              24               (6)              17             (163)
                                                                    ------------     ------------     ------------     ------------

Loss from operations before (benefit) provision for income taxes
      and minority interests ...................................          (6,384)             (93)         (13,074)         (16,890)
    (Benefit) provision for income taxes .......................            (649)             591           (1,242)          (3,671)
    Minority interests .........................................             805           (2,658)           2,053           (1,986)
                                                                    ------------     ------------     ------------     ------------

Net loss .......................................................    $     (4,930)    $     (3,342)    $     (9,779)    $    (15,205)
                                                                    ============     ============     ============     ============


Per basic common share:

    Net loss applicable to common shares .......................    $      (0.13)    $      (0.10)    $      (0.27)    $      (0.44)
                                                                    ============     ============     ============     ============

Basic weighted average common shares outstanding ...............      36,963,695       34,920,148       36,784,081       34,912,553
                                                                    ============     ============     ============     ============


Per diluted common share:

    Net loss applicable to common shares .......................    $      (0.13)    $      (0.10)    $      (0.27)    $      (0.44)
                                                                    ============     ============     ============     ============

Diluted weighted average common shares outstanding .............      36,963,695       34,920,148       36,784,081       34,912,553
                                                                    ============     ============     ============     ============


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*   Revenues and Cost of goods sold include excise taxes of $48,519, $54,926,
    $98,336 and $93,190, respectively.




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